Acquisition	9 Months Ended
Sep. 30, 2024
Business Combinations [Abstract]
Acquisition
21.
Acquisition

On October 6, 2023, the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with CLMBR and CLMBR1, LLC (collectively, the “Sellers”) to purchase and acquire substantially all of the assets and assume certain liabilities of the Sellers. On January 22, 2024, the Company and the Sellers entered into an amended and restated Asset Purchase Agreement (the “Amended Agreement”). On February 2, 2024, pursuant to the Amended Agreement, the Company completed the acquisition for a total purchase price of approximately $16.1 million, consisting of (i) cash of $30,000, (ii) 357 shares of the Company’s common stock with an aggregate fair value of $1.0 million, (iii) 1,500,000 shares of the Company’s non-voting Series B preferred stock with an aggregate fair value of $3.0 million, (iv) contingent consideration with a fair value of $1.3 million (as further described below), and (v) the retirement of $9.4 million of senior debt and $1.4 million in related fees, such retirement to be in the form of a $1.4 million cash payment to the lender of the senior debt and the issuance of an $8.0 million promissory note to such lender (the “Acquisition”).

The CLMBR acquisition was a strategic acquisition that helped accelerate the Company’s commercialization path and help achieve immediate scale, resulting in a high growth, profitable platform that sells connected fitness equipment and digital fitness services across B2B and B2C channels.

The CLMBR acquisition was accounted for as a purchase business combination in accordance with ASC 805 “Business Combinations.” Assets acquired and liabilities assumed were recorded in the accompanying condensed consolidated balance sheet at their estimated fair values as of February 2, 2024, with the remaining unallocated purchase price recorded as goodwill. The following table outlines the Company’s consideration transferred and the identifiable net assets acquired at their estimated fair value as of February 2024.

The purchase price allocation is preliminary and subject to change, including the valuation of intangible assets. The amounts recognized will be finalized as the information necessary to complete the analysis is obtained, but no later than one year after the acquisition date.

Consideration	(in thousands)
Cash Paid to Seller	30
Common stock issued	1,015
Series B preferred stock issued	2,954
Payoff of Vertical debt (plus accrued interest)	1,447
Retirement of Vertical Debt (including fees)	9,379
Fair value of earn-out consideration	1,300
Total	16,125

Acquisition related costs (including in general and administrative in the condensed consolidated statement of operations and comprehensive loss)	1,380

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash	50
Accounts receivable, net of allowances	134
Inventories, net	3,490
Vendor deposits	61
Prepaid expenses and other current assets	93
Property and equipment, net	139
Right-of-use-assets	412
Intangible assets, net	6,900
Accounts payable	(3,692)
Accrued expenses and other current liabilities	(2,437)
Operating lease liability, current portion	(263)
Deferred revenue	(215)
Loan payable	(1,887)
Operating lease liability, net of current portion	(179)
Total identifiable net assets	2,606
Goodwill	13,519
Total	16,125

Acquisition-related costs of $0.9 million and $1.4 million were included in general and administrative expenses in the Company's statement of operations for the three and nine months ended September 30, 2024, respectively.

Compensation Arrangements

In connection with the acquisition CLMBR, Inc. the Company has agreed to pay additional consideration in future periods. Certain employees of CLMBR, Inc. will be paid a total of $0.5 million of which $0.3 million was paid as of September 30, 2024. These payments are accounted for as transactions separate from the business combination as the payments are contingent upon continued

employment and will be recorded as post-combination compensation expense in the Company's financial statements during the service period in general and administrative expenses for the nine months ended September 30, 2024.

Accrued Earn Out

As part of the Acquisition of CLMBR, Inc., the Sellers shall be entitled to receive a contingent payment in the form of shares of Common Stock (collectively, the “Earn-Out Shares”) calculated in the manner set forth in the Asset Purchase Agreement based on the 2024 Unit Sales (as defined in the Asset Purchase Agreement) and the volume-weighted average price (“VWAP”) for the Company’s common stock based on the 10 consecutive trading days ending on (and including) December 31, 2024, subject to the VWAP Collar. In addition, there were 2 contingent payments (1) based on total CLMBR sales in 2024 (5,000 units sold in 2024) and (2) based on CLMBR sales through B2B channel in 2024 (2,400 in B2B channel in 2024). Contingent payment (1) was determined at inception to be remote and therefore, $0 was recognized for the earn out as of the acquisition date. Contingent payment (2) was probable and a contingent liability of $1.3 million was recorded based on in the event the 2024 Unit Sales include at least 2,400 Units sold in the business-to-business channel, the Sellers shall be entitled to an additional number of Earn-Out Shares calculated in the manner set forth in the Asset Purchase Agreement subject to total maximum number of 5,666 Earn-Out Shares. The Company assessed the fair value as of September 30, 2024 and it was determined based on current sales that achieving the projection and likelihood of contingent payment (2) was deemed remote and as a result the Company marked the contingent liability to $0. The Company recognized a gain equal to $1.3 million for the nine months ended September 30, 2024 related to change in fair value of the earn out recorded in the condensed consolidated statements of operations in change in fair value of earnout.

The following unaudited pro forma condensed consolidated results of operations for the three and nine months ended September 30, 2024 and 2023 present condensed consolidated information of the Company as if the CLMBR, Inc. acquisition had occurred as of January 1, 2023 (in thousands):

	Proforma		Proforma
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(in thousands)		(in thousands)
Revenue	$2,014	$652	$3,107	$2,844
Operating Loss	(7,754)	(11,203)	(25,268)	(46,890)
Net Loss	(7,141)	(11,918)	(29,386)	(44,782)
Net loss per share – basic and diluted	$(153.46)	$(2,913.01)	$(1,533.42)	$(12,859.26)
Weighted average common stock outstanding – basic and diluted	46,535	4,091	19,164	3,482

The unaudited pro forma consolidated results for the three month and nine month periods were prepared using the acquisition method of accounting and are based on the historical financial information of CLMBR, Inc. and the Company. The unaudited pro forma consolidated results incorporate historical financial information for all significant acquisitions pursuant to SEC regulations since January 1, 2023. The historical financial information has been adjusted to give effect to pro forma adjustments that are: (i) directly attributable to the acquisition, (ii) factually supportable and (iii) expected to have a continuing impact on the combined results. The unaudited pro forma consolidated results are not necessarily indicative of what the Company’s consolidated results of operations actually would have been had it completed these acquisitions on January 1, 2023.

The following unaudited condensed consolidated results of operations included in the condensed consolidated statements of loss for the three and nine months ended September 30, 2024.

	Three Months Ended September 30,	Nine Months Ended September 30,

	2024	2024
Revenue	$1,801	$2,494
Operating Loss	24	(788)
Net Loss	(368)	(1,477)